UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2009

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in the Current Report on Form 8-K we filed on July 6, 2009, on June 30, 2009, we through NNN VF Chase Tower REO, LP, our indirect subsidiary, along with NNN Chase Tower REO, LP, an entity also managed by Grubb & Ellis Realty Investors, LLC, or our manager, NNN OF 8 Chase Tower REO, LP, an entity also managed by our manager and ERG Chase Tower, LP, an unaffiliated third party, which are collectively the senior borrower, or the Senior Borrower, entered into a Temporary Extension Agreement, or the Temporary Extension Agreement, with PSP/MRC Debt Portfolio S-1, LP, successor-in-interest to MMA Realty Capital, LLC, the senior lender, or the Senior Lender. Also, we through NNN VF Chase Tower, LLC and NNN VF Chase Tower Member, LLC, our indirect subsidiaries, along with NNN Chase Tower, LLC, an entity also managed by our manager, NNN Chase Tower Member, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower, LLC, an entity also managed by our manager, NNN OF 8 Chase Tower Member, LLC, an entity also managed by our manager, NNN-ERG Chase Tower GP I, LLC, an unaffiliated third party, and ERG Chase Tower limited I, LP, an unaffiliated third party, which are collectively the mezzanine borrower, or the Mezzanine Borrower, entered into the Temporary Extension Agreement with Transwestern Mezzanine Realty Partners II, LLC, or the Mezzanine Lender.

On July 10, 2009 the Senior Lender and the Mezzanine Lender executed a letter amendment to amend the Temporary Extension Agreement, or the Letter Amendment. The material terms of the Letter Amendment provide for: (i) a seven (7) day extension of the Temporary Extension Agreement from July 10, 2009 through July 17, 2009, whereby Section 5 of the Temporary Extension Agreement was modified to read July 17, 2009 and (ii) the prohibition on distributions set forth in Section 4 of the Temporary Extension Agreement was extended through July 17, 2009. All other terms and conditions of the Agreement shall remain in full force and effect as originally provided for in the Temporary Extension Agreement.

We through NNN VF Chase Tower Member, LLC, NNN VF Chase Tower, LLC and NNN VF Chase Tower REO, LP, our indirect subsidiaries, own a 14.789% interest in the Chase Tower property.

The material terms of the Letter Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Further, the material terms of the Temporary Extension Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed on July 6, 2009 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Letter Amendment to the Temporary Extension Agreement dated July 10, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

July 14, 2009	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Amendment to the Temporary Extension Agreement dated July 10, 2009.